UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Annual Report
December 31, 2013

Evermore
Global
Value
Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance	1
Sector Allocation	14
Expense Example	15
Performance Information	17
Schedule of Investments	19
Statement of Assets and Liabilities	24
Statement of Operations	27
Statement of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	49
Approval of Investment Advisory Agreement	50
Trustees and Officers	52
Additional Information	55
Privacy Notice	56

Evermore Global Value Fund

Elements of Our Active Value Investment Approach

At Evermore Global Advisors, we employ an active value approach to investing.  We seek to leverage our deep operating and investing experience and extensive global relationships to identify and invest in companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .
•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for reflect strategic changes in the company’s management, operations or financial structure that are already underway.  They are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.

Supporting Our Active Value Orientation . . .
•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 20 years, our investment team has developed an extensive global network of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate and better evaluate investment opportunities.

•
Taking a Private Equity Approach to Public Equity Investing.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.

•
Always Active, Sometimes Activist.  We are always engaged with the companies in which we invest to ensure management teams follow through on their commitments to change.  On limited occasions, when we are not satisfied with the efforts of management, we may play an activist role working with other shareholders to facilitate change.

Evermore Global Value Fund

Executing Our Approach . . .
•	Targeting Complex Investment Opportunities. We love looking at holding companies and conglomerates that are often under-researched and/or misunderstood.
•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Investing in Special Situations including Merger Arbitrage and Distressed Companies.  We look to take advantage of announced merger and acquisition deals where an attractive spread exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, or are involved in reorganizations or financial restructurings.

•	Exploiting Short Selling Opportunities. We will seek to take advantage of short selling opportunities to address currency, security, sector and market risk.
•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolios.

Evermore Global Value Fund

A Letter from the CEO
Eric LeGoff
CEO, Evermore Funds Trust

Dear Shareholder,

I am pleased to report that 2013 was a very good year for the Fund and its shareholders, as the fund recorded strong investment returns and asset growth.  Fund assets grew by about 90% to $155 million at year end.  In 2013, global markets found the stability that was lacking in the prior three years.  Specifically, European markets recorded strong gains as concerns about the Euro and Eurozone debt problems dissipated and there were even some early signs of economic recovery, albeit modest.  U.S. markets also performed well in an environment of lower unemployment and continued low interest rates.

On the portfolio front, the Fund increased its concentration in European holdings to approximately 56% by year-end 2013, as the research team continued to find in this region the most interesting special situations investment opportunities that met our strict criteria for investment.  Interestingly, some of the Fund’s leading performers last year were European securities that the Fund has owned for several years and had significantly underperformed in prior years, demonstrating the importance of conviction and a long-term approach to investing.  We believe that Europe continues to offer superior investment opportunities even in a no- to slow- growth environment.

Evermore Global Advisors, the Fund’s investment adviser, saw total assets under management nearly triple from $104 million at year-end 2012 to $307 million at year-end 2013.  This growth is a testament to the hard work of our research/trading team, which delivered strong investment performance, as well as our sales and operations teams.  Although we believe we have the employee and operational infrastructures in place today to accommodate the management of significant additional assets, we plan to add two new professionals to the research/trading team and one person to the operations team in 2014.

David Marcus and I continue to be extremely appreciative of the efforts of our employees, Board of Trustees, advisors, and service providers.  I would like to thank the following service providers for their support over the past year:  U.S. Bancorp Fund Services, LLC (Fund administrator, accountant, transfer agent), U.S. Bank N.A. (Fund custodian), Quasar Distributors LLC (Fund distributor), Drinker Biddle & Reath LLP (Fund counsel), Gino Malaspina of Cipperman Compliance Services, LLC (Chief Compliance Officer and compliance services), Gary M. Gardner (counsel to the Fund’s independent trustees), Ernst & Young LLP (Fund auditor), Tiller, LLC (marketing communications), JCPR, Inc. (public relations and marketing), Eze Castle Software (order management system provider), Advent Software (portfolio management software provider), and Bloomberg (market data provider).

And finally, the entire Evermore team would like to thank you, our shareholders, for the continued support and confidence you have shown us.  We wish you all the best for a happy, healthy and prosperous 2014.

Sincerely,
Eric LeGoff
CEO, Evermore Funds Trust

Evermore Global Value Fund

A Letter from the Portfolio Manager
David Marcus
Portfolio Manager

“The individual investor should act consistently as an investor and not as a speculator.” – Ben Graham

Dear Shareholder,

I am happy to report that 2013 was a very good year for the Evermore Global Value Fund.  For the year ended December 31, 2013, the Fund’s Class I shares were up 38.37% as compared to 22.80% for the MSCI All Country World Index (MSCI ACWI), the Fund’s benchmark index.  We are always driven to ideas one at a time from the bottom up.  Though, when we step back and look at the portfolio an interesting picture is painted.  We ended the year with a substantially higher percentage of the Fund’s portfolio in both European and Asian holdings and a reduced percentage in U.S. holdings (see chart below).

Geographic Exposure as a % of Net Assets
Region	December 31, 2012	December 31, 2013
Europe	46.9%	56.5%
US/Canada	38.4%	25.3%
Asia	7.6%	9.8%

We saw a continuous flow of special situations announcements including spin-offs, asset sales, restructurings, new management teams, shareholder activism, break-ups and liquidations.

After the Crisis, Opportunity.

We strongly believe that we are still in the early innings of opportunities in Europe.  In fact, we think that the opportunity set today is as good, or better, than it was one year ago.

If European leaders were contestants on the television show Survivor, the winner would be German Chancellor Angela Merkel.  She has survived the purge of the Eurozone regimes that were in power when the Greek crisis started in 2010 and the ensuing carnage that unfolded.  In our view, which we have held since the crisis began, Merkel has been the “puppet master” in keeping the EU together.  Her unique approach and leadership style have allowed for Greece to take huge haircuts on its debt, as well as be bailed out, and allowed for Ireland, Spain and Portugal to have enough breathing room to begin the process of getting their houses in order.

While it appears that Europe is over the hump of the crisis, by no means do we believe distress in the European markets is close to being over.  The clean-up and recovery process will likely take years, which is actually good news for special situations investors.  In fact, we assume zero growth when we look at opportunities.  When growth finally comes back, it could be a boon to stock valuations, as companies that have right-sized their operations and cost structures could see an explosion in earnings.  We believe that the slow growth environment could last longer than many had previously expected.  As a result, companies are embarking on additional levels of streamlining and transformation – selling or shutting down non-core businesses, closing plants, embracing new technologies to improve productivity – in more aggressive ways than we have previously seen.  Two examples of this transformation activity are Osram Licht AG and ING Groep NV.

Osram Licht AG (a Fund portfolio holding), the second largest lighting business in the world, is an example of a company that is the result of the ongoing transformation of its parent company, global industrial giant Siemens AG (itself a holding for us a few years ago).  It was one of the biggest spin-offs in 2013.  Siemens decided several years ago that this business no longer fit with the new tighter and more focused business it was striving to become.  Siemens tried to sell Osram, but did not get the price they wanted.  In the meantime, they aggressively focused on new LED technology for lighting that is now becoming the standard.  Ultimately, Siemens decided to dividend out Osram to their shareholders.  While Osram was at the forefront of the new technology, its parent company did not want to deal with the burden of layoffs required to complete the transition.  In today’s technology age, new factories and systems require substantially fewer people to run them.  In the case of Osram, this meant at least 8,000 layoffs.

Osram began trading in July of 2013.  Our perspective was that the old business was still generating significant cash flows, which would fund the layoffs and closure of old facilities.  We further believed that management was well incentivized to “own” this restructuring and get it done as fast as possible.  Since Osram was just a division within a much larger conglomerate, the market had no prior history of this company as a stand-alone public business.  Essentially, our view was that the stock was cheap, trading at 11x Enterprise Value/EBIT, misunderstood by the market and the window to own it at an extremely attractive level would likely be short as investors began to understand the company better.

The example of Osram is not an isolated case.  The fact is that during 2013 we saw an acceleration of these “new” companies coming to the market.

We also participated in the shedding of non-core assets in the distribution of ING US, which was the U.S. division of ING Bank of The Netherlands (ING Groep NV, which is also a Fund holding).  In that case, the parent company decided to IPO the U.S. unit.  Conceptually, this was a similar situation to Osram in the following way; the parent company was a motivated seller, as it had committed to selling the U.S. unit as part of its bailout from the Dutch government (which was backstopped by the EU).  The fact that this was a European company selling a U.S. business, ING US was well below the radar.  And without any previous history as a public company, the sell side had little knowledge or understanding of the business fundamentals.  The IPO was poorly received as evidenced by the pricing range, which was cut from between $22.50 and $24.00 per share to $19.50 when the deal was launched.  At $19.50 per share, the stock was being valued at just under 40% of book value.  By year-end, the market had started to discover ING US, which was positively reflected in its stock price.

Osram and ING US are great examples of how unknown, under-researched and mispriced spin-offs and IPOs can potentially be great investments.  And, a great segue into a discussion about how we think about the phases of special situations investments.

The Lifecycle of a Special Situations Investment

We believe that broadly speaking there are three phases to the types of special situations to which we are attracted.

Phase I:  Dazed and Confused

This phase includes the following characteristics:

•	Severely mispriced opportunity
•	Little or no track record as a public company
•	Company still finding its shareholder base
•	Generally is a spin-off/cast-off or a post-bankruptcy “orphan”
•	Not well understood
•	Below the radar
•	What we perceive as a significant “margin of safety” (i.e. discount to our valuation estimates).

In this phase, we see situations that have little or no trading history, which is likely the result of these new companies having been divisions of much larger companies.  These divisions were probably given little focus or attention, as at some point they were likely labeled “non-core” by their respective parent companies.  Having not been public companies, they have no sell side coverage, new investors are trying to understand their businesses, and if they are small divisions coming out of large companies, we typically see existing investors (in the case of spinoffs to shareholders) dump the stocks.  In the Osram Licht AG example given earlier, we saw a situation where the spinoff was less than 4% of the market cap of the parent company.  Yet, because the parent company was so large, even this small percentage represented a €3.2 billion ($4.4 billion) market cap.  As these types of companies begin to trade, their stocks may start to get their “sea legs” as investors discover and better understand them.  Perhaps the sell-side will discover the new company at some point and will initiate coverage.  The window of extreme undervalue can close fairly rapidly as investors begin to revalue these stocks.  But interestingly, as an investor looking for these types of ideas, we generally have a good amount of time to do our work, as these spin-offs are required to make regulatory filings and often require shareholder votes well in advance of the spin-off date.

We have been finding these opportunities more and more in recent months, but less frequently than we typically find situations in Phase II, which is primarily the restructuring phase.

Phase II:  Evolving Transition/Execution

This phase includes the following characteristics:

•	Mispriced opportunity
•	Restructuring underway, the benefits of which are not properly reflected in the stock price
•	Catalysts include:
o Asset sales/spinoffs
o Operational improvements
o Cost-cutting
o Asset consolidation
o Streamlining operations
o Stock buybacks
•	Management execution is critical
o Need to understand management’s capabilities and incentives
•	Undervalued and what we perceive as a significant “margin of safety”

Investments in this phase are in our sweet spot, as we are able to utilize our business operating experience to better evaluate the viability of the restructuring plan and management’s ability to execute on such plan.  There are many more undervalued companies going through  restructurings or other strategic change than there are Phase I companies that may be mispriced because they are misunderstood.  The biggest risk we see in this phase is execution risk.  The key is for the company and its management to deliver.  We spend a significant amount of time working to understand management’s background, track record, and ability and incentives to deliver the promised changes, which could unlock value for shareholders.

Phase III:  All Clear

This phase includes the following characteristics:

•	Cleaned up operating company
•	Well-managed
•	Focused business
•	Slightly undervalued or fairly valued
•	Need real growth of revenues and earnings
•	Little to no perceived “margin of safety”

The “All Clear” phase is where we generally move on.  In our view, the catalysts for value creation have largely played out and the company is in good shape – now the key for its future is to sell more products or services in any given period versus a previous period.  Generally speaking, these situations are no longer value plays, but growth investments.  We are more interested in the situations that are cheap with significant catalysts for value creation.

In summary, our focus area is on opportunities in both Phases I and II.  We are usually sellers in Phase III.  There are generally more situations in Phase II than Phase I.  The Phase I opportunities offer even more value as they are not just cheap stocks, but the lack of knowledge of these securities in the marketplace typically creates an added level of mispricing.

Portfolio Highlights and Lowlights

Overall, our portfolio holdings performed well over the course of 2013.  Some of the best performing positions included Sky Deutschland AG (Germany), Prisa (Spain), Bolloré SA (France), Genworth Financial Inc. (U.S.) and American International Group Inc. (U.S.).  Below is a short discussion of several of these top performing names.

We first purchased Sky Deutschland AG in early 2012 in the midst of the European debt crisis and during the early stages of its restructuring.  The stock was undervalued – its enterprise value per subscriber was less than half of many of its peer pay TV comps – and it had a market leading position in Germany with strong new management.  Management delivered on its aggressive transformation plan to create modestly better results compared with negative to flat expectations and brought the company back to consistent operating profits in 2013.  As I have previously stated, it is possible that Rupert Murdoch’s 21st Century Fox, which currently owns 54.5% of the company, may bid for the remainder of the company at some point in the not too distant future.

Prisa shares rallied significantly during the second half of the year, as it became apparent that the company was not going to file for bankruptcy.  The key data point to support this argument was news flow describing negotiations between the company and its creditors that detailed plans for a debt extension and asset sale plan that should give the company a new life line.  As more details of the debt restructuring emerged, it became more apparent to us that Prisa is not only benefiting from less onerous terms on their debt, but their underlying businesses are beginning to bottom out and in some cases are showing slight improvements.  Using a sum of the parts/breakup analysis, we believe Prisa shares are worth anywhere between €0.75 – €1.10 ($1.02 – $1.50), which represents between a 47% and 64% discount to where the stock closed last year.

Our Genworth Financial position continued to perform well in 2013, largely as a result of the company’s announcement that it would ring fence its mortgage insurance business.  In addition, Genworth sold off several non-core assets at favorable valuations.  Although the stock has performed extremely well over the past two years, at year-end it was still trading at a 50% discount to the average price to book value of its peers.

Although the year was overall very positive for the Fund’s portfolio, there were of course a number of detractors to performance, including Sanofi contingent value rights, two fixed income positions (ATP Oil and Gas and Frontline bonds), as well as a number of our Asian holdings (Universal Entertainment Group and Sony Corp.).  We exited the ATP and Frontline bond positions in early 2013 after our investment theses did not materialize.  Below are short summaries on several of these detractors.

Our position in Sanofi Contingent Value Rights (CVRs) was a disappointment in 2013.  Although the position was small, it detracted from performance as the stock was down 80% on the news that the multiple sclerosis drug Lemtrada would not be approved for sale in United States.  Our research determined that this outcome could be a possibility, although we thought the chances for approval were meaningfully in our favor as other major regions of the world had approved this drug.  Despite this setback, it is possible that holders of these CVRs may still receive cash payments that amount to $2 per right if certain sales goals are reached in Canada, Australia, and a handful of European markets where the drug has already been approved.

Sony is the first of two Japanese investments that we made in 2013.  Once the premier electronics equipment manufacturer, this conglomerate has become a large behemoth that has gone through failed clean-up attempts.  In addition to making televisions and other electronics, the company owns a host of media businesses including TV show production, along with music and entertainment assets which we believe are valuable but overshadowed by poor performance in the electronics segment.

Sony is similar to another investment of ours, Vivendi, where past management eroded shareholder value and failed to fix its faltering business.  Like Vivendi, Sony is undergoing strategic changes at the hands of new management.  The new CEO, Kaz Hirai has an aggressive, “westernized” approach that we believe is necessary for real change in this once great company that was a source of innovation.  Mr. Hirai has been with Sony working in various capacities since the 1980s.  Since taking the reins in April 2012, he has taken a fresh look from the top down choosing to refocus on core businesses, reorganize other business segments, implement cost cuts, dispose of non-core assets and implement greater reporting transparency.

After years of poor price performance, the stock is undervalued to a level that became interesting to us.  We believe Sony is trading at a 35% discount under our base case using conservative assumptions.  When we subtract all non-entertainment assets from Sony’s current enterprise value, we implicitly “create” the entertainment segment at under 3x Enterprise Value/EBITDA, a 70% discount to comparable peers.  Sony has a strong balance sheet (net cash) and currently has JPY 1.2 trillion ($11.8 billion) of deferred tax assets.

Universal Entertainment is our second Japanese investment this year.  It is a leading developer and manufacturer of pachinko gaming machines for Japanese gaming parlors.  The company also holds a casino license in the Philippines.  Universal’s founder and CEO, Kazuo Okada, is a self-made billionaire who helped U.S. casino magnate, Steve Wynn, launch Wynn Resorts in 2000, and later expand to Macau.  In February last year, Universal’s 20% stake in Wynn Resorts was forcibly redeemed against a $1.9 billion promissory note, which implied a 30% discount to market value at the time.  Since then, a contentious legal battle ensued between Mr. Wynn and Mr. Okada with each side accusing the other of improper payments.  Mr. Okada was removed from the board at Wynn Resorts, which further caused Universal’s stock price to decline.

We believe Universal is significantly undervalued, trading in excess of a 50% discount under our base case.  By owning this stock today, we are effectively getting the core pachinko and Philippine casino businesses for “free,” where net cash on the balance sheet and present value of the Wynn promissory note combined account for more than the current market cap.  Universal owns one of four gaming licenses in the Philippines which we view as a bonus.  We believe a favorable judgment or reversal on Universal’s Wynn stake will lead to substantial upside.  Today, Wynn is trading at around $195 per share compared to $77 per share at the time of the redemption against the note.

Closing Thoughts

Even though global markets generally rose sharply last year, we continue to see attractive special situations across the globe, especially in Europe.  We are seeing acceleration in asset sales and spin-offs and believe there may be opportunities in the coming months and years in banks across Europe as they continue to sell assets and clean up their balance sheets.  We still believe we are in the early innings in Europe.  Many of the opportunities we have found and continue to find have been in the small and mid-cap space, where companies tend to be under-researched and misunderstood by investors.  These types of situations continue to be our areas of greatest attention.  We strive to find investments not only where transformative events are underway, but where we have the confidence that management can deliver on its plans and promises.  Thus, we remain actively engaged with management in our current and prospective portfolio companies.  We continue to only invest in those situations where we have the highest level of conviction and our view of the risk/reward is skewed in our favor.  The conviction we have in our investment process also remains steadfast and continues to guide our efforts to capitalize on some of the most compelling opportunities we’ve seen in a generation.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

For the year ended December 31, 2013, Class I shares of the Evermore Global Value Fund were up 38.37%.  The Fund’s benchmark index, the MSCI All-Country World Index, was up 22.80% over the same period.  We were extremely pleased with the Fund’s performance, and especially pleased that so many of the Fund’s positions contributed to this performance.  From a geographic standpoint, our high concentration in European special situations throughout 2013 made the largest contributions to the Fund’s overall performance followed by the contribution from our U.S. holdings.  The only geographic region in which the Fund’s positions did not perform well in 2013 was Asia.  We believe this was the result of most of our Asian positions being in the early stages of transformation.  In addition, we had a couple Asian positions whose investment thesis did not pan out and we decided to sell them and move on to other opportunities.

Three of the top five contributors to Fund performance were European positions; two were U.S. positions.  It was nice to see the Fund’s Prisa position, which had been a major detractor to the Fund’s investment performance in 2011 and 2012, wind up being a top 3 contributor to performance in 2013.  Prisa B ADR’s stock price appreciated over 163% last year.  Another interesting fact was that 3 of the Fund’s top 5 performers in 2013 (Bolloré SA, Prisa and Genworth Financial) came from positions the Fund has held since 2010, the Fund’s first year of operations.  Coincidentally, our two biggest contributors to performance in 2012 – Sky Deutschland AG and Bolloré SA – were again the two biggest contributors to performance in 2013.

The largest contributors and detractors to the Fund performance for the year were:

Contributors	Detractors
Sky Deutschland AG (Germany)	Sanofi CVR (France)
Bolloré SA (France)	Universal Entertainment Corp. (Japan)
Prisa (Spain)1	ATP Oil & Gas Bonds (U.S.)
Genworth Financial Inc. (U.S.)	Frontline Ltd. Bonds (Norway)
American International Group Inc. (U.S.)	Sony Corp. (Japan)

A short discussion on several of the contributors and detractors listed above can be found in the Portfolio Manager’s letter to shareholders located at the beginning of this annual report.

_________

1 Reflects the combined contributions from the Fund’s positions in Prisa B ADR, Prisa A ADR, Prisa ordinary shares, and Prisa warrants.

As of December 31, 2013, the Fund’s ten largest holdings were as follows:

Company	Country	% of Net Assets
Vivendi SA	France	5.1%
Ambac Financial Group, Inc.	U.S.	4.8%
Bolloré SA	France	4.4%
Prisa	Spain	4.1%
OPAP SA	Greece	4.0%
ING Groep NV	Netherlands	4.0%
UNIQA Insurance Group AG	Austria	3.9%
Sky Deutschland AG	U.S.	3.8%
American International Group Inc.	U.S.	3.8%
Retail Holdings NV	Hong Kong	3.6%

At year-end 2013, the Fund’s cash position stood at 8.3%.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility than larger companies.  The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually grater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in special situations may involve greater risks when compared to other investments if expected developments do not occur.  Additional special risks relevant to our Funds involve derivatives and hedging.  Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax.  The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

“Enterprise Value” is calculated by adding a company’s equity market capitalization (stock price multiplied by shares outstanding), debt, minority interest and preferred shares and subtracting its cash.  “EBIT” is the acronym for earnings before taxes and interest.  “Book Value” is calculated by subtracting a company’s liabilities from its assets.  “Price to Book Value” is a ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at December 31, 2013 (Unaudited)

*	Does not include security sold short.
#	Cash equivalents and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2013 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges or loads; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2013 (Unaudited), Continued

shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*
Class A Actual	$1,000	$1,255	$9.21
Class A Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$8.24
Class I Actual	$1,000	$1,257	$7.79
Class I Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$6.97

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, including interest expense and dividend expense on securities sold short, 1.62% for Class A shares and 1.37% for Class I shares, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Evermore Global Value Fund

Value of $10,000 vs. MSCI All-Country World Index
(Unaudited)

			Since	Value of
Total Annualized Returns			Inception	$10,000
Year Ended December 31, 2013	1 Year	3 Year	(1/1/2010)	(12/31/13)
Class A	37.95%	5.76%	5.57%	$12,421
Class A (with sales charge*)	31.08%	3.98%	4.22%	$11,796
Class I	38.21%	6.02%	5.82%	$12,538
MSCI All-Country World Index	22.80%	9.73%	10.46%	$14,887

*	The maximum sales charge (load) imposed on purchases is 5.00%.

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866) 383-7667.

The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2013

		Market
Shares		Value#

COMMON STOCKS – 84.9%

Asset Management
& Custody – 3.0%
134,200	ING U.S., Inc.
	(United States)1	$4,717,130

Automobiles – 2.1%
81,423	EXOR SpA (Italy)	3,238,326

Cable & Satellite – 3.8%
542,677	Sky Deutschland
	AG (Germany)*	5,972,508

Capital Markets – 2.4%
237,000	American
	Capital Ltd.
	(United States)	3,706,680

Casinos & Gaming – 5.2%
469,188	OPAP SA (Greece)	6,241,640
99,900	Universal
	Entertainment
	Corp. (Japan)	1,840,338
		8,081,978
Construction & Engineering – 2.9%
51,413	Compagnie
	d’Enterprises
	(Belgium)	4,580,418

Diversified Financial Services – 6.4%
32,783	Ackermans &
	van Haaran NV
	(Belgium)	3,840,694
440,900	ING Groep NV
	(Netherlands)*	6,126,138
		9,966,832
Diversified Telecommunication
Services – 4.9%
85,169	Comverse, Inc.
	(United States)*	3,304,557
92,344	Ei Towers SpA
	(Italy)1	4,249,425
		7,553,982
Electrical Components
& Equipment – 1.2%
34,300	Osram Licht AG
	(Germany)*	1,934,654
Electrical Equipment – 0.6%
33,500	Blue Solutions SA
	(France)*	885,314

Hotels, Restaurants & Leisure – 1.4%
5,191,000	Genting Hong Kong
	Ltd. (Singapore)*	2,232,130

Household Durables – 3.6%
278,157	Retail Holdings
	NV (Hong Kong)	5,563,140

Industrial Conglomerates – 9.9%
1,494,000	1st Pacific Co.
	(Hong Kong)	1,699,326
11,688	Bollore SA (France)	6,860,207
13,791,000	K1 Ventures Ltd.
	(Singapore)	2,109,167
146,214	Sistema JSFC –
	GDR (Russia)	4,696,394
		15,365,094
Insurance – 7.0%
198,850	Ambac Financial
	Group, Inc.
	(United States)*	4,883,756
472,440	UNIQA Insurance
	Group AG
	(Austria)	6,030,776
		10,914,532
Media – 10.3%
3,121,484	Promotora de
	Informaciones SA
	(Spain)	1,717,697
30,520	Promotora de
	Informaciones SA –
	Class A – ADR*
	(Spain)	66,839
1,562,747	Promotora de
	Informaciones SA –
	Class B – ADR*
	(Spain)	4,516,339

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2013, Continued

		Market
Shares		Value#

Media – 10.3%, Continued
101,700	SONY Corp.
	(Japan)	$1,763,405
300,966	Vivendi SA
	(France)	7,930,944
		15,995,224
Metals & Mining – 3.2%
203,700	Thyssenkrupp
	AG (Germany)*	4,957,288

Multi-Line Insurance – 6.8%
116,300	American
	International
	Group, Inc.
	(United States)*	5,937,115
298,400	Genworth
	Financial, Inc.
	(United States)*1	4,634,152
		10,571,267
Oil & Gas Drilling – 3.1%
5,923,127	Sevan Drilling AS
	(Norway)*	4,833,970

Oil & Gas Equipment
& Services – 2.4%
825,164	Pulse Seismic,
	Inc. (Canada)*	3,720,909

Specialty Chemicals – 4.7%
586,613	Alent PLC
	(United Kingdom)	3,448,493
465,296	Vesuvius PLC
	(United Kingdom)	3,929,605
		7,378,098
TOTAL COMMON STOCKS
(Cost $97,121,725)		132,169,474

PARTNERSHIP & TRUST – 2.8%

Real Estate Investment Trust – 2.8%
752,672	Gramercy Property
	Trust, Inc.
	(United States)*	4,327,864

TOTAL PARTNERSHIP
& TRUST
(Cost $3,004,028)		4,327,864

RIGHTS – 0.3%

Pharmaceuticals – 0.3%
1,148,100	Sanofi CVR,
	Expiration:
	December, 2020
	(France)*	390,354
TOTAL RIGHTS
(Cost $1,708,901)		390,354

WARRANTS – 2.8%

Consumer Finance – 0.7%
28,543	Capital One
	Financial Corp.,
	Expiration:
	November, 2018,
	Exercise Price:
	$42.13
	(United States)*	1,011,564

Diversified Financial Services – 1.2%
165,060	Bank of America
	Corp., Expiration:
	January, 2019,
	Exercise Price:
	$13.30
	(United States)*	1,067,938
42,700	JPMorgan Chase &
	Co., Expiration:
	October, 2018,
	Exercise Price:
	$42.42
	(United States)*	827,953
		1,895,891
Insurance – 0.8%
87,000	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price:
	$16.67
	(United States)*	1,299,780

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2013, Continued

		Market
Shares		Value#

Media – 0.1%
8,059,777	Promotora de
	Informaciones SA –
	Class A, Expiration:
	June, 2014,
	Exercise Price:
	$2.00
	(Spain)	$110,879
TOTAL WARRANTS
(Cost $7,043,486)		4,318,114

Principal
Amount

CORPORATE BONDS – 1.5%

Energy Equipment & Services – 0.6%
$700,000	Jack-Up InvestCo
	3 Ltd.
	11.000%,
	1/3/2018
	(Denmark)	989,476
Insurance – 0.9%
1,400,000	Ambac Assurance
	Corp.
	5.100%,
	6/7/2020
	(United States)	1,270,500
TOTAL CORPORATE BONDS
(Cost $2,260,318)		2,259,976

CALL OPTIONS PURCHASED – 0.1%

Hedges – 0.1%
595	CurrencyShare
	Swiss Franc Trust,
	Expiration:
	March, 2014,
	Strike Price:
	$108.00
	(United States)*2	165,112
1,000	iShares Barclays
	20+ Year Treasury
	Bond Fund,
	Expiration:
	March, 2014,
	Strike Price:
	$108.00,
	(United States)*2	29,000
830	SPDR Gold Trust,
	Expiration:
	March, 2014,
	Strike Price:
	$135.00
	(United States)*2	29,050
		223,162
TOTAL CALL OPTIONS
PURCHASED
(Cost $352,455)		223,162

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF SECURITY SOLD BUT NOT YET PURCHASED at December 31, 2013

Market
Contracts	Value#

PUT OPTIONS PURCHASED – 0.0%

Hedges – 0.0%
90	Deutsche Borse
AG German
Stock Index,
Expiration:
March, 2014,
Strike Price:
$8,950
(Germany)*3	$47,854
TOTAL PUT OPTIONS
PURCHASED
(Cost $133,830)	47,854

Shares

SHORT-TERM INVESTMENT – 9.2%

Money Market Fund – 9.2%
14,347,192	Invesco Liquid
Assets Portfolio –
Institutional
Class, 0.070%	14,347,192
TOTAL SHORT-TERM
INVESTMENT
(Cost $14,347,192)	14,347,192
TOTAL INVESTMENTS
IN SECURITIES – 101.6%
(Cost $125,971,935)	158,083,990
Liabilities in Excess
of Other Assets – (1.6)%	(2,468,888)
TOTAL NET
ASSETS – 100.0%	$155,615,102

#	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.
*	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
1	All or a portion of this security was segregated as collateral for foreign forward currency contracts and the security sold short.
2	100 shares per contract.
3	5 shares per contract.
4	Seven-day yield as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF SECURITY SOLD BUT NOT YET PURCHASED at December 31, 2013

		Market
Shares		Value#

SECURITY SOLD BUT NOT
YET PURCHASED – 1.1%

Hotels, Restaurants & Leisure – 1.1%
47,162	Norwegian Cruise
	Line Holdings Ltd.
	(United States)*	$1,672,836
TOTAL SECURITY SOLD
BUT NOT YET
PURCHASED
(Proceeds $1,443,718)		$1,672,836

*	Non-income producing security.

COUNTRY ALLOCATION at December 31, 2013

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

	Percent of	Short
Country	Net Assets	Exposure
United States	23.9%	1.1%
France	10.3%	—
Germany	8.3%	—
Belgium	5.4%	—
Italy	4.8%	—
United Kingdom	4.8%	—
Hong Kong	4.7%	—
Spain	4.1%	—
Greece	4.0%	—
Austria	3.9%	—
Netherlands	3.9%	—
Norway	3.1%	—
Russia	3.0%	—
Singapore	2.8%	—
Canada	2.4%	—
Japan	2.3%	—
Denmark	0.7%	—
Cash & Equivalents^	7.6%	—
	100.0%

^	Includes money market fund and liabilities in excess of other assets.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2013

ASSETS
Investments in securities, at market value^ (Note 2)	$158,083,990
Unrealized gain on forward foreign currency contracts	112,746
Cash	1,094,869
Receivables:
Fund shares sold	921,880
Dividends and interest, net	22,006
Foreign currency receivable	6,675
Due from broker, net	1,746,580
Prepaid expenses	68,874
Total assets	162,057,620

LIABILITIES
Unrealized loss on forward foreign currency contracts	1,143,840
Security sold but not yet purchased, at market value
(proceeds $1,443,718)	1,672,836
Payables:
Investment securities purchased	3,124,708
Fund shares redeemed	230,841
Investment advisory fees, net	122,530
Administration fees	14,840
Custody fees	13,671
Distribution fees	7,918
Fund accounting fees	10,272
Transfer agent fees	17,117
Other accrued expenses	83,945
Total liabilities	6,442,518
NET ASSETS	$155,615,102

COMPONENTS OF NET ASSETS
Paid-in capital	$130,423,362
Undistributed net investment income	579,392
Accumulated net realized loss on investments, foreign
currency transactions & forward foreign currency contracts	(6,239,850)
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	30,852,198
Net assets	$155,615,102
^ Cost of investments	$125,971,935

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2013, Continued

Class A:
Net assets	$28,257,823
Shares issued and outstanding (unlimited number
of shares authorized without par value)**	2,385,248
Net asset value, and redemption price per share	$11.85
Maximum offering price per share*	$12.47

Class I:
Net assets	$127,357,279
Shares issued and outstanding (unlimited number
of shares authorized without par value)	10,702,082
Net asset value, offering price, and redemption price per share	$11.90

*
The maximum offering price per share is calculated as the net asset value per share as of December 31, 2013 divided by (1-front-end sales charge (5%)):  $11.85/95.00%.  In addition, Class A share investments of $1 million or more, which are purchased at Net Asset Value (and not subject to a front-end sales charge), are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.

**	Effective April 2, 2013, the Evermore Global Value Fund converted all Class C shares into the Class A shares at NAV.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2013

INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $174,699)	$1,314,776
Interest	624,730
Other income	8,649
Total investment income	1,948,155

EXPENSES (Note 3)
Investment advisory fees	1,017,354
Custody fees	84,931
Legal fees	82,599
Transfer agent fees	76,391
Administration fees	62,629
Registration fees	54,188
Distribution fees	52,233
Chief Compliance Officer fees	46,761
Professional fees	45,000
Fund accounting fees	41,916
Trustee fees	31,000
Reports to shareholders	20,912
Miscellaneous expenses	18,431
Insurance expense	16,378
Total expenses	1,650,723
Less fees waived	(193,845)
Net expenses	1,456,878
Net investment income	491,277

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS & FORWARD FOREIGN
CURRENCY CONTRACTS
Net realized loss on investments, foreign currency transactions &
forward foreign currency contracts	(1,234,992)
Change in net unrealized appreciation on investments, foreign
currency translations & forward foreign currency contracts	34,910,034
Net realized and unrealized gain on investments, foreign
currency transactions & forward foreign currency contracts	33,675,042
Net increase in net assets resulting from operations	$34,166,319

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$491,277	$2,057,689
Net realized loss on investments, foreign currency
transactions & forward foreign currency contracts	(1,234,992)	(4,983,811)
Change in unrealized appreciation on investments, foreign
currency translations & forward foreign currency contracts	34,910,034	6,032,395
Net increase in net assets resulting from operations	34,166,319	3,106,273

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(424,805)
Class C	—	(4,872)
Class I	—	(1,892,760)
Total distributions from net investment income	—	(2,322,437)
From return of capital:
Class A	—	(62,514)
Class C	—	(718)
Class I	—	(278,505)
Total distributions from return of capital	—	(341,737)
Total distributions to shareholders	—	(2,664,174)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Class A (a)	7,678,409	8,173,447
Net decrease in net assets derived from net change in
outstanding shares – Class C (a)	(229,111)	(12,698)
Net increase in net assets derived from net change in
outstanding shares – Class I (a)	33,641,063	38,603,985
Total increase in net assets
from capital share transactions	41,090,361	46,764,734
Total increase in net assets	75,256,680	47,206,833

NET ASSETS
Beginning of year	80,358,422	33,151,589
End of year	$155,615,102	$80,358,422
Undistributed net investment income/(loss)	$579,392	$(220,769)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)Summary of capital share transactions is as follows:
	Year Ended		Year Ended
	December 31, 2013		December 31, 2012
Class A	Shares	Value	Shares	Value
Shares sold	1,187,490	$11,536,000	1,113,004	$9,790,284
Shares issued in reinvestment
of distributions	—	—	55,432	470,063
Shares redeemed1	(396,657)	(4,078,308)	(239,764)	(2,086,900)
Transfer in from Class C*	24,606	220,717	—	—
Net increase	815,439	$7,678,409	928,672	$8,173,447

Class C
Shares sold	3,396	$30,000	14,057	$123,950
Shares issued in reinvestment
of distributions	—	—	666	5,590
Shares redeemed	(4,251)	(38,394)	(16,504)	(142,238)
Transfer out to Class A*	(24,912)	(220,717)	—	—
Net decrease	(25,767)	$(229,111)	(1,781)	$(12,698)

Class I
Shares sold	6,109,680	$63,872,436	4,182,891	$36,720,848
Shares issued in reinvestment
of distributions	—	—	237,150	2,015,771
Shares issued in
transfer in kind (Note 2)	—	—	1,071,251	9,105,631
Shares redeemed2	(3,147,139)	(30,231,373)	(1,067,156)	(9,238,265)
Net increase	2,962,541	$33,641,063	4,424,136	$38,603,985

1	Net of redemption fees of $72 and $17, respectively.
2	Net of redemption fees of $830 and $110, respectively.
*	Effective April 2, 2013, the Evermore Global Value Fund converted all Class C shares into the Class A shares at NAV.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

 CLASS A
Year Ended December 31,
2013	2012	2011	2010*
Net asset value,
beginning of year	$8.59	$8.31	$10.50	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.03	0.31	0.14	0.02
Net realized and unrealized
gain (loss) on investments	3.23	0.29	(2.25)	0.48
Total from investment operations	3.26	0.60	(2.11)	0.50

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(0.28)	(0.08)	—
Return of capital	—	(0.04)	—	—
Total distributions	—	(0.32)	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	0.00	1	0.00	1
Net asset value, end of year	$11.85	$8.59	$8.31	$10.50
Total return without sales load	37.95%	7.24%	(20.04)%	5.00%
Total return with sales load	31.08%	1.85%	(24.02)%	(0.28)%

SUPPLEMENTAL DATA
Net assets, end of
year (thousands)	$28,258	$13,491	$5,331	$3,651
Portfolio turnover rate	54%	45%	94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

 CLASS A
	Year Ended December 31,
	2013	2012		2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived2,6	1.81%	2.13%		2.24%	3.60%
After fees waived3,6	1.62%	1.61%		1.70%	1.62%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived4,6	0.09%	3.07	%7	0.94%	(1.59)%
After fees waived5,6	0.28%	3.59	%7	1.48%	0.39%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 1.79%, 2.12%, 2.14% and 3.58% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.60%, 1.60%, 1.60% and 1.60% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 0.11%, 3.08%, 1.04% and (1.57)% for the years ending December 31, 2013, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 0.30%, 3.60%, 1.58% and 0.41% for the years ending December 31, 2013, 2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

 CLASS I
	Year Ended December 31,
	2013		2012		2011	2010*
Net asset value,
beginning of year	$8.61		$8.32		$10.52	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income^	0.05		0.34		0.17	0.03
Net realized and unrealized
gain (loss) on investments	3.24		0.28		(2.26)	0.49
Total from investment operations	3.29		0.62		(2.09)	0.52

LESS DISTRIBUTIONS
From net investment income	—		(0.29)		(0.11)	—
Return of capital	—		(0.04)		—	—
Total distributions	—		(0.33)		(0.11)	—
Paid-in capital from
redemption fees (Note 2)	0.00	1	0.00	1	—	—
Net asset value, end of year	$11.90		$8.61		$8.32	$10.52
Total return	38.21%		7.55%		(19.82)%	5.20%

SUPPLEMENTAL DATA
Net assets, end of
year (thousands)	$127,357		$66,648		$27,595	$32,058
Portfolio turnover rate	54%		45%		94%	77%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

 CLASS I
	Year Ended December 31,
	2013	2012		2011	2010*
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived2,6	1.56%	1.88%		2.01%	3.23%
After fees waived3,6	1.37%	1.36%		1.46%	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived4,6	0.34%	3.32	%7	1.14%	(1.30)%
After fees waived5,6	0.53%	3.84	%7	1.69%	0.56%

*	Fund commenced operations on January 1, 2010.
^	Calculated using the average shares outstanding method.
1	Amount less than $0.01.
2
The ratio of expenses to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 1.54%, 1.87%, 1.90% and 3.21% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 1.35%, 1.35%, 1.35% and 1.35% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before fees waived includes interest expense.  The ratio excluding interest expense was 0.36%, 3.33%, 1.25% and (1.28)% for the years ending December 31, 2013, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after fees waived includes interest expense.  The ratio excluding interest expense was 0.55%, 3.85%, 1.80% and 0.58% for the years ending December 31, 2013, 2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.
7	Certain prior period ratios have been corrected.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund commenced operations on January 1, 2010.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund offers Class A and Class I shares.  Class A shares are sold with a front-end sales charge.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that solely affect that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares are sold with a front-end sales charge of 5.00%.  Purchases greater than $1 million into the Fund are offered at net asset value (without a front-end sales charge) and are subject to a 0.75% contingent deferred sales charge (“CDSC”) if redeemed within 12 months.  Class I shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Class I shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Class A and I) held less than 30 days.

Effective April 2, 2013, the Class C shares of the Fund closed.  The Class C shares were transfered to Class A shares at NAV.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with United States Generally Accepted Accounting Principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Debt securities having a maturity of less than 60 days are valued at amortized cost with any discount or premium being accreted or amortized on a straight-line basis until maturity.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while increasing in volume, generally is still substantially less than in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers.  Transaction costs, the costs associated with buying and selling securities, in non-U.S. securities markets may be higher than in U.S. securities markets.  There is generally less government supervision and regulation of exchanges, brokers and issuers than

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

there is in the U.S.  The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FTID prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FTID provided price does not fall within the confidence interval, the particular security will be valued at the proceeding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
The types of assets generally included in this category are equities listed in active markets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The types of assets generally included in this category are bonds and financial instruments classified as derivatives.
Level 3 –
Significant unobservable inputs that are supported by limited or no market activity.  Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation.  These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity.  This category may include investments where trading has been halted or there are certain restrictions on trading.  While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2013^:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks	$132,169,474	$—	$—	$132,169,474
Partnerships & Trusts	4,327,864	—	—	4,327,864
Rights	390,354	—	—	390,354
Warrants	4,318,114	—	—	4,318,114
Corporate Bonds	—	2,259,976	—	2,259,976
Call Options Purchased	—	223,162	—	223,162
Put Option Purchased	—	47,854	—	47,854
Short-Term Investment	14,347,192	—	—	14,347,192
Total Investments
in Securities	$155,552,998	$2,530,992	$—	$158,083,990
Other Financial
Instruments#
Unrealized appreciation	$—	$112,746	$—	$112,746
Unrealized depreciation	—	(1,143,840)	—	(1,143,840)
Total Investments in Other
Financial Instruments	$—	$(1,031,094)	$—	$(1,031,094)
Security Sold but Not Yet
Purchased	$1,672,836	$—	$—	$1,672,836

^	See Schedule of Investments for industry breakout.
#	Other Financial Instruments are derivative instruments (forward foreign currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Transfers between levels are determined as of the end of the reporting period.  There were no Level 3 securities held by the Fund during the year ended December 31, 2013, and therefore there were no transfers into or out of Level 3.  It is the Fund’s policy to recognize transfers at market value as of the beginning of the period.  Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2013 to December 31, 2013.

Transfers into Level 1	$25,326,377
Transfers out of Level 1	—
Net transfers in (out) of Level 1	$25,326,377

Transfers into Level 2	$—
Transfers out of Level 2	(25,326,377)
Net transfers in (out) of Level 2	$(25,326,377)

Transfers were made into Level 1 from Level 2 due to the Fund updating its valuation policy to increase its fair value trigger.  The FTID fair value process determined no securities needed fair valuation at fiscal year end.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

B.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments, and the purchase and sale of financial and other futures contracts and options on futures contracts.

Statement of Assets and Liabilities
Market values of Derivative Instruments as of December 31, 2013:

	Asset Derivatives		Liability Derivatives
	Balance		Balance
	Sheet	Market	Sheet	Market
Derivative Instruments	Location	Value	Location	Value
Forward Foreign	Unrealized	$112,746	Unrealized	$1,143,840
Currency Contracts	gain on		loss on
	forward		forward
	currency		currency
	contracts		contracts

Call Options Purchased	Investments	223,162	—	—
	in securities, at
	market value

Put Option Purchased	Investments	47,854	—	—
	in securities, at
	market value
Total		$383,762		$1,143,840

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

Statement of Operations
The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

			Location of	Change in
			Unrealized	Unrealized
			Appreciation	Appreciation
	Location	Realized	(Depreciation)	(Depreciation)
	of Loss on	Loss on	on	on
	Derivatives	Derivatives	Derivatives	Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized loss	$(998,412)	Change in net	$(777,109)
Currency	on foreign currency		unrealized
Contracts	transactions &		depreciation on
	forward foreign		foreign currency
	currency contracts		translations &
forward foreign
currency contracts

Call Options	Net realized loss	(218,719)	Change in net	(39,444)
Purchased	on investments		unrealized
	& purchased		appreciation on
	options		investments

Put Options	Net realized loss	(805,577)	Change in net	179,355
Purchased	on investments		unrealized
	& purchased		appreciation on
	options		investments
Total		$(2,022,708)		$(637,198)

C.
Offsetting Assets and Liabilities.  The Fund is subject to an agreement with its sole counterparty (Morgan Stanley) which governs the terms of certain transactions between the Fund and Morgan Stanley.  The agreement allows the Fund to close out and net its total exposure in the event of a default with respect to all the transactions governed within the arrangement upon settlement of multiple transactions between the two parties. The following is a summary of the Fund’s offsetting transactions as of December 31, 2013:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

	Gross Amounts*	Financial		Net
	Presented in the	Instruments	Collateral	Amount
	Statement of	with Allowable	Received/	(not less
Description	Assets & Liabilities	Netting	Pledged	than zero)
Assets:
Forward
Contracts	$112,746	$112,746	$—	$—
Liabilities:
Forward
Contracts	$1,143,840	$112,746	$8,062,411	$—
* Gross amounts presented as no amounts are netted within the Statement of Assets and Liabilities.

Certain derivatives held by the Fund are not subject to an agreement permitting netting and are excluded from the table above.
D.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

E.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Federal Income Taxes.  The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  As of December 31, 2013, the Fund deferred, on a tax basis, post-October losses of $462,126, which will be recognized in the following year.

At December 31, 2013, the Fund had capital loss carryforwards available for federal income tax purposes of $5,188,831, of which $694,279 are short-term unlimited losses and $4,494,552 are long-term unlimited losses.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended December 31, 2013, the Fund increased undistributed net investment income by $308,884, decreased accumulated net realized loss by $581,648, and decreased paid-in capital by $890,532.  The permanent differences primarily relate to foreign currency reclasses.  The Fund may also designate earnings and profits distributed to shareholders on the redemption of shares as dividends for purposes of the dividends paid deduction.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal, New Jersey State

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions.  The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery.  All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently.  The Fund realizes gains or losses at the time the forward contracts are extinguished.  Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the reference currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars (“USD”) reflects the total exposure the Fund has in that particular currency contract.  In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.  The average notional value of forward currency contracts outstanding during the year ended December 31, 2013 was $56,914,430.  The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year.  The notional amount is calculated based on the currency being sold converted to USD at each of the time periods noted above.

The Fund manages counterparty credit risk by entering into agreements only with counterparties that Evermore Global Advisors, LLC (the “Adviser”) believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note 6 for further information on forward currency contracts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

H.
Short Sales.  The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker-dealer borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank (U.S. Bank, N.A.), usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

I.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

J.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.
K.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

L.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  As discussed in Note 1 above, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the redemption fees charged and adds them to paid-in-capital and they become part of the Fund’s daily NAV calculation.

M.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

N.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 –	INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2013, the Fund incurred $1,017,354 in advisory fees.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2014, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with U.S. GAAP, and other extraordinary expenses incurred in the normal course of the Fund’s business, do not exceed:

	Share Class
Fund	A	I
Global Value Fund	1.60%	1.35%

For the year ended December 31, 2013 the Adviser waived $193,845 in fees for the Fund.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays, not more than one year after payment.  At December 31, 2013, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that is subject to potential reimbursement was $193,845.  The amount, if not recouped by December 31, 2014, will expire and no longer be subject to potential reimbursement.

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2014.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares.  The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Class A.  No distribution or shareholder servicing fees are paid by Class I shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $84,687,989 and $51,299,306, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended December 31, 2013.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2013, and for the year ended December 31, 2012, for the Fund were as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Ordinary income	$—	$2,322,437
Return of capital	—	341,737
Total distributions	$—	$2,664,174

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013, Continued

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Evermore Global
Value Fund
Cost of investments	$127,022,955
Gross tax unrealized appreciation	40,300,150
Gross tax unrealized depreciation	(9,239,115)
Net tax unrealized appreciation	31,061,035
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Post-October loss	(462,126)
Capital loss carryforwards	(5,188,831)
Net unrealized appreciation on foreign currency	1,041,518
Net unrealized depreciation on
security sold but not yet purchased	(1,259,857)
Total accumulated gains/losses	$25,191,739

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS

As of December 31, 2013, the Fund had the following forward foreign currency contracts outstanding with the Fund’s primary counterparty, Morgan Stanley:

	Units			Units
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Market	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
Norwegian
Krone	2,500,000	3/11/14	U.S. Dollars	405,514	$411,117	$5,603
U.S. Dollars	66,164,559	3/11/14	Euro	48,807,600	67,143,168	(978,609)
U.S. Dollars	7,197,461	3/11/14	British Pound	4,400,000	7,282,638	(85,177)
U.S. Dollars	3,586,689	3/11/14	Japanese Yen	367,400,000	3,489,969	96,720
U.S. Dollars	4,902,513	3/11/14	Norwegian Krone	30,299,000	4,982,567	(80,054)
U.S. Dollars	2,153,498	3/11/14	Singapore Dollar	2,704,400	2,143,075	10,423
Net Market Value of Outstanding Forward Foreign Currency Contracts					$85,452,534	$(1,031,094)

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of Evermore Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Evermore Global Value Fund (the sole portfolio constituting the Evermore Funds Trust (the Fund)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evermore Global Value Fund at December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S.  generally accepted accounting principles.

New York, New York
February 28, 2014

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on November 12, 2013, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, approved the continuance for an additional annual period of the Investment Advisory Agreement with Evermore Global Advisors, LLC (the “Adviser”).  The Independent Trustees considered whether the Investment Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale, if any, for the benefit of Fund shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.  The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Investment Advisory Agreement.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered information it believed necessary to assess the ongoing nature and quality of services to be provided to the Fund by the Adviser.  The Board also reviewed and considered the qualifications of the portfolio manager, and other key personnel of the Adviser who provide the investment advisory services to the Fund.  The Board determined that the portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board also took into account the Adviser’s compliance policies and procedures, noting certain compliance issues with respect to the Fund that have been corrected.  The Board noted that the Adviser provided non-advisory, administrative services to the Fund under the Investment Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

Investment Performance of the Funds.

The Trustees considered the investment experience of the Adviser.  The Trustees considered the performance of the Fund since its inception on January 1, 2010 compared to its benchmark index, as well as historical performance of other accounts managed by the Adviser using investment strategies substantially similar to that of the Fund.  The Board also reviewed a report prepared by Morningstar, comparing the Fund’s performance to similar funds in the Morningstar peer group.  The Board noted that the Fund’s performance during the year-to-date through September 30, 2013 were higher than the performance of its benchmark index, although its one year and longer-term performance was lower.  The Trustees also reviewed information concerning the Funds’ performance versus the Morningstar peer group.

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s performance during the year-to-date through September 30, 2013 were higher than the performance of its benchmark index, although its one year and longer-term performance was lower.  The Trustees also reviewed information concerning the Funds’ performance versus the Morningstar peer group.  The Board noted that the Fund’s performance exceeded the performance of its Morningstar peer group median for the year-to-date period ended September 30, 2013 and one year period ended September 30, 2013.

Costs of Services Provided and Profits Realized by the Adviser.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors.  The Board’s analysis of the Fund’s advisory fees and expenses included a discussion and review of data concerning the Fund’s current advisory fee and total expense ratios compared to a peer group determined by Morningstar, as well as advisory fees charged by the Adviser to other accounts it manages using investment strategies substantially similar to those of the Fund.  The Board noted the Adviser’s agreement to limit the total expenses of the Fund through May 1, 2014.  The Board noted that the Fund’s gross advisory fee and net total expense ratio is higher than the median advisory fee and median net total expense ratio of its Morningstar peer group.  The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the Morningstar peer group.  The Board considered that the Adviser waived a significant portion of its advisory fee and paid certain expenses with respect to the Fund.  The Adviser advised the Board that it is not profitable with respect to the services it provides the Fund.

Economies of Scale and Fee Levels Reflecting those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels after the Fund’s assets grow substantially, and whether the advisory fee levels will reflect these economies of scale for the benefit of shareholders.  The Board determined that assets of the Fund had not grown sufficiently to consider potential for breakpoints in the contractual advisory fee to be paid to the Adviser, but that, given the relatively high fees, when Fund assets rise significantly, consideration of breakpoints would be appropriate.

Other Benefits.

In addition to the above factors, the Trustees noted that the Adviser receives no other material benefits from its management of the Fund.   The Board noted that the Adviser may seek reimbursement from the Fund of fees waived or reimbursed, subject to limitations.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial and	1	Director &
(born 1959)		Term; Since	Chief Operating		Treasurer,
33 Hawthorne Place		2009.	Officer Herbert L.		Summit
Summit, NJ 07901			Jamison & Co. LLC		Lacrosse Club,
			an Insurance Agent		Audit
			and Broker		Committee
Chair, Summit
Area YMCA.

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-
(born 1940)	and	Term; Since	EXOP Capital LLC,		Cali Realty
767 Third Avenue	Trustee	2011.	an investment firm		Corporation;
New York, NY 10017			(2005 – present)		Trustee, Anti-
Defamation
League
Foundation;
Former Director,
Centerline
Holding
Company;
Former Director,
NDS Group plc;
Former Director,
Liberty
Acquisition
Holdings Corp.;
Former Director
Liquidnet
Holdings, Inc.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Interested Trustee

Eric LeGoff	Trustee	Indefinite	President, Evermore	1	Director,
(born 1961)		Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global		2009.	LLC, President,
Advisors, LLC			Hawthorne Associates,
89 Summit Ave			LLC, Chief Operating
3rd Floor			Officer, Liquidnet
Summit, NJ 07901			Holdings, Inc.

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, Evermore	1	Director,
(born 1961)	Executive	Term; Since	Global Advisors,		FXCM, Inc.
Evermore Global	Officer	2009.	LLC, President,
Advisors, LLC			Hawthorne Associates,
89 Summit Ave			LLC, Chief Operating
3rd Floor			Officer, Liquidnet
Summit, NJ 07901			Holdings, Inc.

David Marcus	President	Indefinite	Chief Executive	Not	Director,
(born 1965)		Term; Since	Officer and	Applicable.	Modern
Evermore Global		2009.	Portfolio Manager,		Holdings, Inc.
Advisors, LLC			Evermore Global
89 Summit Ave			Advisors, LLC.
3rd Floor			Managing Partner
Summit, NJ 07901			and Portfolio
Manager MarCap
Investors, L.P.

Salvatore DiFranco	Chief	Indefinite	Chief Financial	Not	Not
(born 1942)	Financial	Term; Since	Officer, Evermore	Applicable.	Applicable.
Evermore Global	Officer	2009.	Global Advisors,
Advisors, LLC	Treasurer	Indefinite	LLC. Chief Financial
89 Summit Ave		Term; Since	Officer, MarCap
3rd Floor		2009.	Investors, L.P.
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President –	Not	Not
(born 1961)		Term; Since	Investor Services,	Applicable.	Applicable.
Evermore Global		2009.	Evermore Global
Advisors, LLC			Advisors, LLC.
89 Summit Ave			Investor Relations,
3rd Floor			MarCap Investors,
Summit, NJ 07901			L.P.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Gino Malaspina	Chief	Indefinite	Managing Director,	None	None
(born 1968)	Compliance	Term; Since	Cipperman
Cipperman	Officer	2013.	Compliance
Compliance			Services, LLC and
Services, LLC	Anti-Money	Indefinite	Senior Counsel,
500 E. Swedesford	Laundering	Term; Since	Cipperman &
Road	Officer	2013.	Company, LLC
Suite 104			(since 2010);
Wayne, PA 19087			Associate Attorney
and Law Clerk, Stradley
Ronon Stevens & Young
(law firm),
2007-2010

Evermore Global Value Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO W ITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Class A	EVGBX	300397106
Class I	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$33,800	$33,800
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form. Information regarding divested securities is not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*                    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 4, 2014

By (Signature and Title)*                   /s/Salvatore DiFranco
Salvatore DiFranco, Chief Financial Officer

Date    March 4, 2014

* Print the name and title of each signing officer under his or her signature.